FOR IMMEDIATE RELEASE                                                                                                                                                                          Exhibit 99.1
Jones Apparel Group, Inc.

Contacts:	Wesley R. Card, Chief Operating and Financial Officer Anita Britt, Executive Vice President Finance (215) 785-4000

JONES APPAREL GROUP, INC.
REPORTS REVENUES AND EARNINGS FOR THE FOURTH QUARTER AND FULL YEAR 2002

NEW YORK, NEW YORK -- February 5, 2003 -- Jones Apparel Group, Inc. (NYSE:JNY) today announced that revenues increased to $964 million for the fourth quarter ended December 31, 2002, from $895 million for the fourth quarter of 2001. Revenues for the full year 2002 increased to $4,341 million from $4,099 million for the full year 2001. Earnings per share under generally accepted accounting principles increased to $.39 for the fourth quarter 2002 as compared to $.25 for the fourth quarter of 2001. Earnings per share increased to $2.36 for the full year 2002, as compared to $1.82 for the full year 2001.

On an operating basis, adjusted to exclude certain charges, earnings per share for the fourth quarter were $.50 as compared to adjusted earnings per share of $.36 for the fourth quarter of 2001. Adjusted earnings per share for the full year 2002 were $2.84, as compared to adjusted earnings per share of $2.71 for the full year 2001. The Company believes these adjusted results provide a more meaningful comparison of its ongoing operational results. For a full analysis of the adjustments, refer to Notes 1 & 2 below along with the reconciliation of adjusted to gaap results.

Peter Boneparth, Chief Executive Officer, stated, "Our diversified operating model allowed us to deliver strong operating results in an increasingly more challenging economic environment. Our acquisitions of Gloria Vanderbilt and l.e.i. contributed revenue of $111 million for the fourth quarter and $258 million for the full year 2002, and also contributed to our improvement in operating margin. Excluding these additions, revenues declined 5% for the fourth quarter as planned and were even for the full year 2002 as compared to 2001. Our adjusted operating margin expanded to 12.6% for the fourth quarter as compared to 9.9% for 2001. For each of the full years 2002 and 2001, we generated an adjusted operating margin of 15.6%".

"Strong operating performance, coupled with the disciplined management of our balance sheet, resulted in record operating cash flow of $717 million", noted Wesley Card, Chief Operating and Financial Officer. "We carefully and prudently monitored all businesses, resulting in a year end inventory level of $530 million, or $457 million excluding acquisitions, compared to $573 million in 2001. This represents a 20% year-to-year reduction and an extremely healthy inventory level. The Company ended the year with $984 million of debt, principally long-term, resulting in a net debt to book capitalization ratio of 23.3%. Our year-end cash position was $283 million. During the fourth quarter, we repurchased 3 million shares of Company stock at an aggregate value of $100 million bringing the full year share repurchases to 4 million shares for an aggregate value of $129 million".

Mr. Boneparth added, "The macroeconomic and geo-political outlook for 2003 remains uncertain; however, we are comfortable with our previous projected earnings per share of $3.05 given our balanced and diversified business model. This earnings per share guidance incorporates the dilutive effect of the estimated impact of $.06 per share for the adoption of the fair value method under SFAS No. 123 (Accounting for Stock-Based Compensation) under which we will record compensation expense for all stock option grants commencing January 1, 2003".

Mr. Boneparth concluded, "Despite the challenging economic climate expected for most of 2003, we believe our strategy of continued diversification in distribution channels, product offerings and target consumers provides us the appropriate balance to deliver consistently strong results. Expanded marketing programs are allowing us to remain in touch with the consumer's needs and are assisting us in focusing our product development resources. By leveraging the detailed information we gather across all of our functional areas, we are positioned to quickly satisfy the consumer's need for "buy-now-wear-now" product. We continue to offer new product initiatives and brand extensions to fill market voids. In 2003, product introductions include Bandolino apparel, Gloria Vanderbilt sportswear, Esprit footwear and handbags, as well as Gloria Vanderbilt footwear and handbags. As our industry becomes increasingly competitive, we at Jones Apparel Group continue to be a leading consumer products provider".

- continued -

Note 1: In the fourth quarter of 2002, adjusted results exclude previously announced pre-tax charges of (i) $6.9 million, or $.03 per share, to close certain Sun Apparel manufacturing, production, and warehousing facilities, and (ii) $18.6 million, or $.08 per share, to recognize a non-cash writedown of trademarks in accordance with SFAS No. 142 "Accounting for Goodwill and Certain Long-Lived Intangibles." In the fourth quarter of 2001, adjusted results include an adjustment of $.11 per share reflecting the impact of the adoption of SFAS No. 142 for comparison to 2002 results.

Note 2: In 2002, adjusted results exclude pre-tax charges of (i) $31.9 million, or $.14 per share, for executive compensation obligations under certain employment contracts (Q1), (ii) $22.2 million, or $.10 per share, resulting from a cumulative effect of change in accounting principle for the adoption of SFAS No. 142 (Q1), (iii) $23.1 million, or $.10 per share, related to purchase accounting adjustments to write-up inventories of acquirees to fair market value ($9.2 million or $0.04 per share in Q2 and $13.9 million or $0.06 per share in Q3), (iv) $6.9 million, or $.03 per share, to close certain Sun Apparel facilities (Q4), and (v) $24.4 million, or $.11 per share, to recognize a non-cash writedown of trademarks in accordance with SFAS No. 142 ($5.8 million or $.03 per share in Q2 and $18.6 million or $.08 per share in Q4). For the full year 2001, adjusted results exclude pre-tax charges of (i) $17.7 million, or $.08 per share, to write-up inventories of acquirees to fair market value ($7.7 million or $0.04 per share in Q2 and $10.0 million or $0.04 per share in Q3), (ii) $86.8 million, or $.41 per share, which reflects the write-down to net realizable value of goods that the Company owned or was committed for and disposal through off-price channels, and an incremental provision for markdowns, which the Company needed to provide to its customers, resulting from the economic climate in the aftermath of the events of September 11, 2001 (Q3), and (iii) $60.5 million, or $.40 per share, reflecting the impact of the adoption of SFAS No. 142 for comparison to 2002.

Reconciliation of Adjusted Results to Gaap Results             Fourth     Fourth       Full       Full
                                                              Quarter    Quarter       Year       Year
                                                                 2002       2001       2002       2001
                                                              -------    -------    -------    -------

Adjusted earnings per share - diluted                           $0.50      $0.36     $2.84       $2.71

Reconciliation of net income
  Adjusted net income                                           $67.5      $46.5     $386.1     $354.4
  Special charge                                                    -          -          -      (54.2)
  Purchase accounting adjustments to cost of goods sold             -          -      (14.4)     (10.3)
  Trademark impairments                                         (11.6)         -      (15.2)         -
  Executive compensation obligations                                -          -      (19.9)         -
  Restructurings                                                 (4.3)         -       (4.3)         -
  Amortization of goodwill and trademarks                           -      (15.2)         -      (53.7)
  Cumulative effect of change in accounting principle               -          -      (13.8)         -
                                                              -------    -------    -------    -------
  Net income                                                    $51.6      $31.3     $318.5     $236.2
                                                              =======    =======    =======    =======

Reconciliation of earnings per share - diluted
  Adjusted net income                                           $0.50      $0.36      $2.84      $2.71
  Special charge                                                    -          -          -      (0.41)
  Purchase accounting adjustments to cost of goods sold             -          -      (0.10)     (0.08)
  Trademark impairments                                         (0.08)         -      (0.11)         -
  Executive compensation obligations                                -          -      (0.14)         -
  Restructurings                                                (0.03)         -      (0.03)         -
  Amortization of goodwill and trademarks                           -      (0.11)         -      (0.40)
  Cumulative effect of change in accounting principle               -          -      (0.10)         -
                                                              -------    -------    -------    -------
  Net income                                                    $0.39      $0.25      $2.36      $1.82
                                                              =======    =======    =======    =======

The Company will host a conference call with management to discuss these results and its outlook for 2003 at 8:30 a.m. EST today, which is accessible by dialing 212-896-6105 or through a web cast at www.jny.com.

Jones Apparel Group, Inc. (www.jny.com), a Fortune 500 Company, is a leading designer and marketer of branded apparel, footwear and accessories. The Company's nationally recognized brands include: Jones New York; Lauren by Ralph Lauren, Ralph by Ralph Lauren, and Polo Jeans Company, which are licensed from Polo Ralph Lauren Corporation; Evan-Picone, Rena Rowan, Norton McNaughton, Gloria Vanderbilt, Erika, l.e.i., Energie, Currants, Jamie Scott, Todd Oldham, Nine West, Easy Spirit, Enzo Angiolini, Bandolino, Napier and Judith Jack. The Company also markets costume jewelry under the Tommy Hilfiger brand licensed from Tommy Hilfiger Corporation and the Givenchy brand licensed from Givenchy Corporation, and footwear and accessories under the ESPRIT brand licensed from Esprit Europe, B.V. Celebrating more than 30 years of service, the Company has built a reputation for excellence in product quality and value, and in operational execution.

Certain statements herein are "forward-looking statements'' made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including the strength of the economy and the overall level of consumer spending, the performance of the Company's products within the prevailing retail environment, and other factors which are set forth in the Company's 2001 Form 10-K and in all filings with the SEC made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

JONES APPAREL GROUP, INC.
CONSOLIDATED OPERATING RESULTS

All amounts in millions except per share data

                                          FOURTH QUARTER
                                            (UNAUDITED)                          FULL YEAR
                                 --------------------------------   ----------------------------------
                                       2002             2001              2002              2001
                                 ---------------  ---------------   ----------------  ----------------
Net sales                         $954.9   99.0%   $888.6   99.3%   $4,312.2   99.3%  $4,073.8   99.4%
Licensing income (net)               9.6    1.0%      6.2    0.7%       28.7    0.7%      24.8    0.6%
                                 -------  ------  -------  ------   --------  ------  --------  ------
Total revenues                     964.5  100.0%    894.8  100.0%    4,340.9  100.0%   4,098.6  100.0%
Cost of goods sold                 602.6   62.5%    565.1   63.2%    2,633.9   60.7%   2,552.7   62.3%
                                 -------  ------  -------  ------   --------  ------  --------  ------
Gross profit before
  purchase accounting
  adjustments                      361.9   37.5%    329.7   36.8%    1,707.0   39.3%   1,545.9   37.7%
Purchase accounting
  adjustments to cost
  of goods sold*                       -      -         -      -        23.1    0.5%      17.7    0.4%
                                 -------  ------  -------  ------   --------  ------  --------  ------
Gross profit                       361.9   37.5%    329.7   36.8%    1,683.9   38.8%   1,528.2   37.3%
SG&A expenses                      265.6   27.5%    246.4   27.5%    1,061.4   24.5%   1,004.1   24.5%
Executive compensation
  obligations                          -      -         -      -        31.9    0.7%         -      -
Amortization of goodwill               -      -      12.3    1.4%          -      -       44.2    1.1%
                                 -------  ------  -------  ------   --------  ------  --------  ------
Income from operations              96.3   10.0%     71.0    7.9%      590.6   13.6%     479.9   11.7%
Net interest expense
  and financing costs               13.8    1.4%     15.8    1.8%       58.1    1.3%      80.1    2.0%
Equity in earnings of un-
  consolidated affiliates            0.3    0.0%        -      -         1.0    0.0%         -      -
                                 -------  ------  -------  ------   --------  ------  --------  ------
Income before taxes                 82.8    8.6%     55.2    6.2%      533.5   12.3%     399.8    9.8%
Provision for income taxes          31.2    3.2%     23.9    2.7%      201.2    4.6%     163.6    4.0%
                                 -------  ------  -------  ------   --------  ------  --------  ------
Income before cumulative
  effect of change in
  accounting principle              51.6    5.3%     31.3    3.5%      332.3    7.7%     236.2    5.8%
Cumulative effect of
  change in accounting
  for intangible assets,
  net of tax                           -      -         -      -        13.8    0.3%         -      -
                                 -------  ------  -------  ------   --------  ------  --------  ------
Net income                         $51.6    5.3%    $31.3    3.5%     $318.5    7.3%    $236.2    5.8%
                                 =======  ======  =======  ======   ========  ======  ========  ======

Shares outstanding - diluted       139.5            135.6              139.0             133.7
Earnings per share - diluted
  Income before cumulative
    effect of change in
    accounting principle           $0.39            $0.25              $2.46             $1.82
  Cumulative effect of
    change in accounting
    for intangible assets,
    net of tax                         -                -               0.10                 -
                                 -------          -------           --------          --------
  Net income                       $0.39            $0.25              $2.36             $1.82
                                 =======          =======           ========          ========

Percentages may not add due to rounding.

* reflects an increase in cost of goods sold attributable to the fair value of inventory over cost, recorded as a result of the acquisitions of Gloria Vanderbilt and l.e.i. in 2002 and McNaughton and Judith Jack in 2001.

JONES APPAREL GROUP, INC.
SEGMENT INFORMATION

all amounts in millions

                                        Wholesale  Wholesale    Wholesale
                                           Better   Moderate   Footwear &                 Other &
                                          Apparel    Apparel  Accessories    Retail  Eliminations  Consolidated
                                        -----------------------------------------------------------------------

For the fiscal quarter ended December 31, 2002
  Revenues from external customers         $310.5     $271.3       $182.2    $190.9          $9.6        $964.5
  Intersegment revenues                      17.9        1.7         15.6         -         (35.2)            -
                                        -----------------------------------------------------------------------
    Total revenues                          328.4      273.0        197.8     190.9         (25.6)        964.5
                                        -----------------------------------------------------------------------

  Segment Income                            $41.5      $22.4        $24.6     $28.1        $(20.3)         96.3
                                        =========================================================
                                             12.6%       8.2%        12.4%     14.7%                       10.0%

  Net interest expense                                                                                    (13.8)
  Equity in earnings of unconsolidated affiliates                                                           0.3
                                                                                                        -------
    Income before provision for income taxes                                                              $82.8
                                                                                                        =======

For the fiscal quarter ended December 31, 2001
  Revenues from external customers         $336.9     $151.2       $203.0    $197.5          $6.2        $894.8
  Intersegment revenues                      14.3        0.8         18.7         -         (33.8)            -
                                        -----------------------------------------------------------------------
    Total revenues                          351.2      152.0        221.7     197.5         (27.6)        894.8
                                        -----------------------------------------------------------------------

  Segment Income                            $29.6      $11.3        $25.8     $26.7        $(10.1)         83.3
                                        =========================================================
                                              8.4%       7.4%        11.6%     13.5%                        9.3%

  Amortization of goodwill                                                                                (12.3)
  Net interest expense                                                                                    (15.8)
                                                                                                        -------
    Income before provision for income taxes                                                              $55.2
                                                                                                        =======

For the year ended December 31, 2002
  Revenues from external customers       $1,636.4   $1,093.5       $882.3    $700.0         $28.7      $4,340.9
  Intersegment revenues                      93.8       11.3         74.1         -        (179.2)            -
                                        -----------------------------------------------------------------------
    Total revenues                        1,730.2    1,104.8        956.4     700.0        (150.5)      4,340.9
                                        -----------------------------------------------------------------------

  Segment Income                           $343.5     $133.5       $124.3     $69.9        $(80.6)        590.6
                                        =========================================================
                                             19.9%      12.1%        13.0%     10.0%                       13.6%

  Net interest expense                                                                                    (58.1)
  Equity in earnings of unconsolidated affiliates                                                           1.0
                                                                                                        -------
    Income before provision for income taxes                                                             $533.5
                                                                                                        =======

For the year ended December 31, 2001
  Revenues from external customers       $1,834.1     $547.3       $980.7    $711.7         $24.8      $4,098.6
  Intersegment revenues                      84.4       16.4         76.8       0.1        (177.7)            -
                                        -----------------------------------------------------------------------
    Total revenues                        1,918.5      563.7      1,057.5     711.8        (152.9)      4,098.6
                                        -----------------------------------------------------------------------

  Segment Income                           $313.8      $36.3       $159.1     $58.5        $(43.6)        524.1
                                        =========================================================
                                             16.4%       6.4%        15.0%      8.2%                       12.8%

  Amortization of goodwill                                                                                (44.2)
  Net interest expense                                                                                    (80.1)
                                                                                                        -------
    Income before provision for income taxes                                                             $399.8
                                                                                                        =======

JONES APPAREL GROUP, INC.
CONSOLIDATED BALANCE SHEETS

all amounts in millions

                                             December 31, 2002    December 31, 2001
                                             -----------------    -----------------
ASSETS
CURRENT:
  Cash and cash equivalents                             $283.3                $76.5
  Accounts receivable, net of allowances
    of $38.6 and $30.5 for doubtful
    accounts, discounts, returns and
    co-op advertising                                    389.3                395.8
  Inventories                                            529.6                572.9
  Deferred taxes                                          80.8                 62.1
  Other current assets                                    35.2                 33.7
                                                    ----------           ----------
    TOTAL CURRENT ASSETS                               1,318.2              1,141.0

Property, plant and equipment, at cost,
  less accumulated depreciation and
  amortization                                           249.3                242.5
Goodwill, less accumulated amortization                1,541.2              1,368.4
Other intangibles, less accumulated amortization         677.3                533.3
Other assets                                              66.6                 88.3
                                                    ----------           ----------
                                                      $3,852.6             $3,373.5
                                                    ==========           ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT:
  Current portion of long-term debt and
    capital lease obligations                             $6.3                 $7.7
  Accounts payable                                       230.2                216.7
  Income taxes payable                                    26.0                  7.0
  Accrued expenses and other current liabilities         164.8                146.8
                                                    ----------           ----------
    TOTAL CURRENT LIABILITIES                            427.3                378.2
                                                    ----------           ----------

NONCURRENT LIABILITIES:
  Long-term debt and obligation under capital leases     978.1                976.6
  Deferred taxes                                          98.6                 80.8
  Other                                                   45.1                 32.5
                                                    ----------           ----------
    TOTAL NONCURRENT LIABILITIES                       1,121.8              1,089.9
                                                    ----------           ----------
    TOTAL LIABILITIES                                  1,549.1              1,468.1
                                                    ----------           ----------

STOCKHOLDERS' EQUITY                                   2,303.5              1,905.4
                                                    ----------           ----------
                                                      $3,852.6             $3,373.5
                                                    ==========           ==========

JONES APPAREL GROUP, INC.
ADJUSTED CONSOLIDATED OPERATING RESULTS
(UNAUDITED)

All amounts in millions except per share data

                                          FOURTH QUARTER                         FULL YEAR
                                 --------------------------------   ----------------------------------
                                       2002             2001              2002              2001
                                 ---------------  ---------------   ----------------  ----------------

Adjusted net sales                $954.9   99.0%   $888.6   99.3%   $4,312.2   99.3%  $4,097.9   99.4%
Licensing income (net)               9.6    1.0%      6.2    0.7%       28.7    0.7%      24.8    0.6%
                                 -------  ------  -------  ------   --------  ------  --------  ------
Adjusted total revenues            964.5  100.0%    894.8  100.0%    4,340.9  100.0%   4,122.7  100.0%
Adjusted cost of goods sold        602.6   62.5%    565.1   63.2%    2,633.9   60.7%   2,491.0   60.4%
                                 -------  ------  -------  ------   --------  ------  --------  ------
Adjusted gross profit              361.9   37.5%    329.7   36.8%    1,707.0   39.3%   1,631.7   39.6%
Adjusted SG&A expenses             240.1   24.9%    241.4   27.0%    1,030.1   23.7%     986.8   23.9%
                                 -------  ------  -------  ------   --------  ------  --------  ------
Adjusted income from
  operations                       121.8   12.6%     88.3    9.9%      676.9   15.6%     644.9   15.6%
Net interest expense and
  financing costs                   13.8    1.4%     15.8    1.8%       58.1    1.3%      80.1    1.9%
Equity in earnings of
  unconsolidated affiliates          0.3    0.0%        -      -         1.0    0.0%         -      -
                                 -------  ------  -------  ------   --------  ------  --------  ------
Adjusted income before taxes       108.3   11.2%     72.5    8.1%      619.8   14.3%     564.8   13.7%
Adjusted provision for
  income taxes                      40.8    4.2%     26.0    2.9%      233.7    5.4%     210.4    5.1%
                                 -------  ------  -------  ------   --------  ------  --------  ------
Adjusted net income                $67.5    7.0%    $46.5    5.2%     $386.1    8.9%    $354.4    8.6%
                                 =======  ======  =======  ======   ========  ======  ========  ======

Shares outstanding - diluted       139.5            135.6              139.0             133.7

Adjusted earnings per
  share - diluted                  $0.50            $0.36              $2.84             $2.71

Reconciliation of net income
  Adjusted net income              $67.5            $46.5             $386.1            $354.4
  Special charge                       -                -                  -             (54.2)
  Purchase accounting
    adjustments to cost
    of goods sold                      -                -              (14.4)            (10.3)
  Trademark impairments            (11.6)               -              (15.2)                -
  Executive compensation
    obligations                        -                -              (19.9)                -
  Restructurings                    (4.3)               -               (4.3)                -
  Amortization of goodwill
    and trademarks                     -            (15.2)                 -             (53.7)
  Cumulative effect of change
    in accounting principle            -                -              (13.8)                -
                                 -------          -------           --------          --------
  Net income                       $51.6            $31.3             $318.5            $236.2
                                 =======          =======           ========          ========

Reconciliation of earnings per share - diluted
  Adjusted earnings per
    share - diluted                $0.50            $0.36              $2.84             $2.71
  Special charge                       -                -                  -             (0.41)
  Purchase accounting
    adjustments to cost
    of goods sold                      -                -              (0.10)            (0.08)
  Trademark impairments            (0.08)               -              (0.11)                -
  Executive compensation
    obligations                        -                -              (0.14)                -
  Restructurings                   (0.03)               -              (0.03)                -
  Amortization of goodwill
    and trademarks                     -            (0.11)                 -             (0.40)
  Cumulative effect of change
    in accounting principle            -                -              (0.10)                -
                                 -------          -------           --------          --------
  Earnings per share - diluted     $0.39            $0.25              $2.36             $1.82
                                 =======          =======           ========          ========

Percentages may not add due to rounding.

Adjusted information excludes purchase accounting adjustments resulting from acquisitions, the special charge recorded in the third quarter of 2001, the amortization of trademarks and goodwill that ended upon adoption of SFAS 142 and the executive compensation obligations, restructurings, trademark impairment losses and cumulative effect of change in accounting principle in 2002.

JONES APPAREL GROUP, INC.
ADJUSTED SEGMENT INFORMATION
(UNAUDITED)

all amounts in millions

                                        Wholesale  Wholesale    Wholesale
                                           Better   Moderate   Footwear &                 Other &
                                          Apparel    Apparel  Accessories    Retail  Eliminations  Consolidated
                                        -----------------------------------------------------------------------

For the fiscal quarter ended December 31, 2002
  Revenues from external customers         $310.5     $271.3       $182.2    $190.9          $9.6        $964.5
  Intersegment revenues                      17.9        1.7         15.6         -         (35.2)            -
                                        -----------------------------------------------------------------------
    Total revenues                          328.4      273.0        197.8     190.9         (25.6)        964.5
                                        -----------------------------------------------------------------------

  Segment Income                            $41.5      $29.3        $24.6     $28.1         $(1.7)        121.8
                                        =========================================================
                                             12.6%      10.7%        12.4%     14.7%                       12.6%

  Net interest expense                                                                                    (13.8)
  Equity in earnings of unconsolidated affiliates                                                           0.3
                                                                                                        -------
    Income before provision for income taxes                                                             $108.3
                                                                                                        =======

For the fiscal quarter ended December 31, 2001
  Revenues from external customers         $336.9     $151.2       $203.0    $197.5          $6.2        $894.8
  Intersegment revenues                      14.3        0.8         18.7         -         (33.8)            -
                                        -----------------------------------------------------------------------
  Total revenues                            351.2      152.0        221.7     197.5         (27.6)        894.8
                                        -----------------------------------------------------------------------

    Segment Income                          $29.6      $11.3        $25.8     $26.7         $(5.1)         88.3
                                        =========================================================
                                              8.4%       7.4%        11.6%     13.5%                        9.9%

  Net interest expense                                                                                    (15.8)
                                                                                                        -------
  Income before provision for income taxes                                                                $72.5
                                                                                                        =======

For the year ended December 31, 2002
  Revenues from external customers       $1,636.4   $1,093.5       $882.3    $700.0         $28.7      $4,340.9
  Intersegment revenues                      93.8       11.3         74.1         -        (179.2)            -
                                        -----------------------------------------------------------------------
    Total revenues                        1,730.2    1,104.8        956.4     700.0        (150.5)      4,340.9
                                        -----------------------------------------------------------------------

  Segment Income                           $343.5     $163.5       $124.3     $69.9        $(24.3)        676.9
                                        =========================================================
                                             19.9%      14.8%        13.0%     10.0%                       15.6%

  Net interest expense                                                                                    (58.1)
  Equity in earnings of unconsolidated affiliates                                                           1.0
                                                                                                        -------
  Income before provision for income taxes                                                               $619.8
                                                                                                        =======

For the year ended December 31, 2001
  Revenues from external customers       $1,845.7     $548.3       $992.2    $711.7         $24.8      $4,122.7
  Intersegment revenues                      84.4       16.4         76.8       0.1        (177.7)            -
                                        -----------------------------------------------------------------------
    Total revenues                        1,930.1      564.7      1,069.0     711.8        (152.9)      4,122.7
                                        -----------------------------------------------------------------------

  Segment Income                           $348.4      $62.2       $195.7     $65.9        $(27.3)        644.9
                                        =========================================================
                                             18.1%      11.0%        18.3%      9.3%                       15.6%

  Net interest expense                                                                                    (80.1)
                                                                                                        -------
  Income before provision for income taxes                                                               $564.8
                                                                                                        =======

Adjusted segment information excludes purchase accounting adjustments resulting from acquisitions, the special charge recorded in the third quarter of 2001, the amortization of trademarks and goodwill that ended upon adoption of SFAS 142 and the executive compensation obligations, restructurings and trademark impairment losses in 2002.